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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of  1934


               Date of Report (Date of earliest event reported):
                                 June 18, 1996



                               CFSB BANCORP, INC.
             (Exact name of registrant as specified in its charter)




          Delaware                    0-18609                    38-2920051
(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)           Identification No.)




               112 East Allegan Street, Lansing, Michigan   48933
              (Address of principal executive offices) (Zip Code)



              Registrant's telephone number, including area code:
                                 (517) 371-2911



                                 Not applicable
         (Former name or former address, if changed since last report)



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Item 5.  Other Events

On June 18, 1996, the registrant's Board of Directors authorized a stock repurchase program pursuant to which the registrant may repurchase up to 224,000 shares of the registrant's common stock, which represents approximately 5 percent of registrant's outstanding common stock. The timing of the repurchases and the exact number of shares to be repurchased will be dependent on future market conditions. For information regarding the repurchase program, reference is made to the registrant's press release dated June 18, 1996, which is attached hereto as Exhibit 28.1 and incorporated herein by reference.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

Exhibit 28.1 -- Press Release dated June 18, 1996.



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                               CFSB BANCORP, INC.

                                   Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CFSB Bancorp, Inc.
                                          (Registrant)



Date: June 18, 1996                       By:  /s/ Robert H. Becker
                                          -----------------------
                                          Robert H. Becker
                                          President and
                                          Chief Executive Officer


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                                 Exhibit Index




Exhibit Number                       Description
- --------------                       -----------
   28.1                              Press Release dated June 18, 1996